Standard Industrial Classification Code 3826

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 11, 2009

Arrayit Corporation
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

33-119586	76-0600966
(Commission File Number)	(IRS Employer Identification Number)

524 East Weddell Drive
Sunnyvale, CA  94089
(Address of principal executive offices)

Rene’ A. Schena
524 East Weddell Drive
Sunnyvale, CA  94089
(Name and address of agent for service)

408-744-1711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02, Unregistered Sales of Equity Securities.

On December 11, 2009, we issued 9,796,857 shares of common stock, par value $.001 to complete our oral agreement with sixteen holders of $3,549,200 of principal, interest and penalties of convertible debt to issue a total of 12,478,357 shares in conversion of the debt and all accrued interest and penalties to February 20, 2009.

On December 11, 2009, the five persons who were all of the shareholders of TeleChem International, Inc. at the time it was acquired as our wholly owned subsidiary, converted 10% of their respective shares of Series C Convertible Preferred Stock into 3,610,000 shares of common stock.

On December 11, 2009 we issued 560,000 shares to six individuals for conversion of debt originally incurred by our wholly owned subsidiary, TeleChem International, Inc.  The original principal of the debt plus interest and penalties converted is $382,136.

On December 11, 2009 we issued 391,343 shares to three individuals and one limited partnership for conversion of debt originally incurred by the predecessor company, Integrated Media Holdings, Inc.   The original principal of the debt plus interest and penalties converted is $391,343.

No commission or other remuneration will be paid or given, directly or indirectly, in connection with the conversion of the debt and preferred stock.

The securities were issued without registration under the Securities Act of 1933 in reliance on the exemptions from registration in Section 4(2) and Section 3(a)(9) of the Securities Act and Rule 506 of Regulation D thereunder.

On December 11, 2009 we issued 150,000 shares of common stock to William L. Sklar, a director in connection with his election as our Chief Financial Officer, pursuant to the terms of his Consulting Contract..

On December 11, 2009 we issued 16,000 shares to two accredited investors for cash in the amount of $12,000

On December 11, 2009 we issued 500,000 shares to eight employees and consultants of the Company for services rendered.

On December 11, 2009 we issued 2,271,000 shares to five officers and directors of the Company for services rendered.

On December 11, 2009 we issued 20,000 shares of common stock to one person to cover attorney fees incurred in connection with our business combination with TeleChem International, Inc.

We relied on the exemption from registration in Section 4(2) of the Securities Act and Rule 506 thereunder because the shares were offered and sold in a private transaction without and public solicitation to sophisticated, well informed accredited investors.  We relied on the exemption from registration in Section 3(a)(9) of the Securities Act because the securities were issued in exchange for outstanding securities of the issuer without any compensation paid or given in connection with the conversion.

Item 5.02, Election of Directors; Appointment of Principal Officers;

Effective December 1, 2009 we entered into a consulting agreement with William L. Sklar, a director, to serve as Chief Financial Officer.  The Agreement provided for the issuance of 150,000 shares of common stock for services rendered prior to the effective date and monthly compensation of $5,000 commencing on the effective date.

Item 9.01,  Financial Statements and Exhibits.

Consulting Agreement dated November 30, 2009 with William L. Sklar, our Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arrayit Corporation

Date: December 15, 2009	By: /s/ Rene A. Schena
Name: Rene’ A. Schena Title: Chief Executive Officer

Exhibit 10.1
CONSULTING AGREEMENT

1. Parties

    This Consulting Agreement (this “Agreement”) is made and entered into effective as of the first day of November, 2009 (the “Effective Date”), by Arrayit Corporation (the “Company”), a Nevada corporation, whose address is 524 East Weddell Drive, Sunnyvale, California 94089 and William L. Sklar (the “Consultant”), a citizen and resident of Canada whose address is 513 Roselawn Avenue, Toronto, Ontario, M5N 1K2, Canada.

2. Recitals
    2.1. This Agreement is made with reference to the following facts and circumstances:

(a) The Company is in the business of discovery, development and manufacture of proprietary life science technologies and consumables for disease prevention, treatment and cure.

(b) The Consultant is an experienced and qualified corporate executive as well as a financial expert who is capable of serving as a director and chief financial officer of the Company.

(c) The Company wishes to engage the Consultant to serve as a director and chief financial officer of the Company, on the terms set forth in this Agreement.

(d) The Company wishes to appropriately compensate the Consultant commensurate with his duties and responsibilities, but does not presently have sufficient cash resources to do so and does not have sufficient authorized but unissued common stock to compensate the Consultant.

(e) The Company is in the process o taking the necessary corporate and regulatory action to increase the number of common shares the Company is authorized to issue.  The date on which such increase is effective is referred to herein as the “Authorization Date.”

    2.2 In consideration of these recitals and the mutual promises set forth below, the Company and the Consultant are entering into this Agreement.

3. Engagement

3.1. Engagement. The Company hereby engages the Consultant to perform the Services described in paragraph 3.3 of this Agreement (the “Engagement”), and the Consultant hereby accepts the Engagement and agrees to perform the Services, on the terms set forth in this Agreement.

3.3. Term. The term of the Consultant’s Engagement under this Agreement (the “Term”) shall be for the period beginning on the Effective Date and ending when either the Consultant or the Company terminates the engagement as provided in section 4 of this Agreement.

3.2. Services. The scope of the services (the “Services”) to be rendered by the Consultant to the Company under this Agreement is, but is not limited to, the following:

(a) Promote the interests, within the scope of his duties, of the Company and devote his part working time and efforts to the Company’s business and affairs;
(b) Serve as Chief Financial Officer of the Company, reporting directly to the Chief Executive Officer of the Company;

(c) Serve as a Director of the Company and a member of the Company’s board of directors; and

(d) Perform the duties and services consistent with the title and function of such offices, including without limitation, those, if any, set forth in the bylaws of the Company or as specifically set forth from time to time by the Company’s Board of Directors.

3.3. Timeline. The Consultant shall begin the Services on the Effective Date and shall continue to provide the Services until the termination of this Agreement.

3.4. Company’s Cooperation. The Company shall cooperate with the Consultant in the Consultant’s performance of the Services and shall provide the Consultant with all information relating to the Company that the Consultant may reasonably request in a timely manner.

3.5. Ownership of Work Product and Intellectual Property; Company’s License. All information created, developed, assembled, prepared or otherwise furnished by the Consultant in performing the Services, including any preliminary, interim and final reports, in whatever format, whether written, printed, photographic, magnetic, electronic or other (collectively, the “Work Product”), is and shall remain the property of the Corporation. The Consultant acknowledges that the Company has the universal sole and exclusive copyright to the Work Product.

3.6. No Capital Raising Services. The Services do not include initiating or taking a leading role: (i) in connection with the offer or sale of securities in any capital-raising transaction, or (ii) directly or indirectly promoting or maintaining a market for any of the Company’s securities.

3.7. Relationship. The relationship between the Company and the Consultant created by this Agreement is that of independent contractor, and the Consultant is not and shall not be deemed to be an employee of the Company for any purpose.

3.8. Location for Performance of Services. This is an outsourced engagement, and the Company and the Consultant intend that the Consultant shall perform the Services primarily from the Consultant’s offices. The Consultant shall not be required to perform any Services in the United States, or in any manner that would subject the Consultant’s Fee (defined in section 4 below) to U.S. federal or state income taxation. The Consultant shall be reasonably available by telephone to consult with the Company. The Consultant shall, if requested by the Company and at the Company’s expense, attend meetings of the Company’s board of directors.

3.9 Time; Non-exclusive. The Consultant shall devote as much time to the performance of the Services as is reasonably necessary, but the Consultant shall not required to devote any fixed number of hours or days to the performance of the Services.  The Company understands and acknowledges that the Consultant has and will continue to have other clients and business, and agrees that the Engagement is non-exclusive.

      3.10. Support Staff and Facilities. The Consultant shall furnish the Consultant's own support staff, office, telephone, and other facilities and equipment necessary to the performance of the Services, and the Company shall not be required to provide the Consultant with any such staff, facilities or equipment.

4. Consultant’s Compensation and Expenses

4.1. Consultant’s Fee. On the Authorization Date, the Company shall issue the Consultant 150,000 shares of the Company’s common stock (the “Shares”) as compensation for the services and reimbursement of expenses for the period beginning February 2008 and ending on the Effective Date.  Commencing on the Effective Date, the Company will compensate the Consultant for the services rendered by him by payment of $5,000 per month (the “Consultant’s Fee”).  At the end of each calendar quarter, any part of the Consultant’s Fee not paid in cash for the quarter then ending, shall be paid in Shares with a market value of $15,000 less the amount or amounts paid in cash during the quarter.  The “Market Value” is an amount equal to the volume weighted average price (the "VWAP") of the Common Stock as listed on a Principal Market (as defined herein), as quoted by Bloomberg L.P.  Principal Market" shall mean The Financial Industry Regulatory Authority's Over-The-Counter Bulletin Board, Nasdaq SmallCap Market, or NYSE American Stock Exchange.  If the Common Stock is not traded on a Principal Market, the Closing Bid Price shall mean, the reported Closing Bid Price for the Common Stock, as furnished by the Financial Industry Regulatory Authority, for the applicable periods.

4.2. Shares; Certificate; Company Plan. On the Authorization Date, the Company shall issue and deliver a certificate for the 150,000 Shares to the Consultant, registered in the name of the Consultant, containing the customary restrictive legend for securities issued without registration under the Securities Act of 1933. The Company shall irrevocably instruct its transfer agent to issue the certificates representing the Shares and deliver the Shares, so registered, to Consultant.

4.3. No Offset, Withholding, Taxes. The Company shall pay the Consultant the Consultant’s Fee without offset, withholding, or other deductions of any kind, whether for taxes or otherwise.  The Consultant shall indemnify the Company against and hold it harmless from any taxes owed by the Consultant on the Consultant’s Fee to the United States or any state or other political subdivision thereof.

  4.4. The Consultant’s Expenses. Except for expenses that the Company has agreed to pay pursuant to paragraph 3.8 of this Agreement, or such other expenses as the Company shall agree in writing to pay or reimburse to Consultant, the Consultant shall pay all expenses incurred by the Consultant in connection with the performance of the Services under this Agreement.

5.	Representations and Warranties

5.1. Representations and Warranties of the Company. The Company represents and warrants to the Consultant that:

(a) Incorporation, Good Standing, and Due Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the state of Nevada, with full corporate power and authority to conduct the business in which it is now engaged and in which it proposes to be engaged in, to own or use the assets that it purports to own or use; and the Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the assets owned or used by it, or the nature of the activities conducted by it, requires such qualification.

(b) Corporate Power and Authority.  The execution, delivery and performance of this Agreement by the Company, including the issuance of the Shares, have been duly authorized by all necessary corporate action of the Company, and do not and will not (i) require any consent or approval of the Company’s shareholders; (ii) contravene the Company’s certificate of incorporation or bylaws; (iii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Company; or (iv) result in a breach of or constitute a default under any agreement or other instrument to which the Company is a party.

(c) Legally Enforceable Agreement. This Agreement is the, legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally.

(d) Reporting Company. The Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”); the Company is a reporting company under the Exchange Act, and has filed in a timely manner all statements, reports and other documents required to be filed by it under the Exchange Act and the regulations of the SEC.

(e) The Shares. The Shares are duly and validly authorized, and when issued will be fully paid, nonassessable, and duly and properly issued pursuant to and in accordance with the Plan.

3.2. Representations and Warranties of the Consultant.  The Consultant represents and warrants to and covenants with the Company that:

(a) Citizenship and Residence. The Consultant is a citizen and resident of Canada.

(b) Power and Authority. The execution, delivery and performance by the Consultant of this Agreement, does not and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Consultant; (ii) result in a breach of or constitute a default under any agreement or other instrument to which the Consultant is a party.

(c) Legally Enforceable Agreement.  This Agreement is the, legal, valid and binding obligation of the Consultant, enforceable against the Consultant in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally.

(d) Knowledge and Experience. The Consultant has such knowledge and experience in financial and business matters that the Consultant, either alone or together with the Consultant’s financial advisors, is capable of evaluating the merits and risks of the Consultant’s election to receive the Consultant’s Fee in the form of the Shares, rather than in cash.

(e) Securities Laws. The Consultant acknowledges receipt of advice from the Company that (i) the Shares have not been registered under the Securities Act or qualified under any state securities or “blue sky” laws; (ii) it is not anticipated that there will be any public market for the Shares; (iii) the Shares must be held indefinitely and the Consultant must continue to bear the economic risk of the investment in the Shares unless the Shares are subsequently registered under the Securities Act and such state laws or an exemption from registration is available; (iv) Rule 144 promulgated under the Securities Act (“Rule 144”) is not presently available with respect to the sales of any securities of the Company, and the Company has made no covenant to make Rule 144 available; (v) when and if the Shares may be disposed of without registration in reliance upon Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule; (vi) the Company files reports with the Commission to make public information concerning the Company available as required by the Securities Exchange Act of 1934; (vii) a restrictive legend shall be placed on the certificates representing the Shares; and (viii) a notation shall be made in the appropriate records of the Company’s transfer agent indicating that the Shares are subject to restrictions on transfer and the appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Shares.

4. Termination

4.1. Termination by the Company.  The Company may terminate this Agreement at any time by giving the Consultant written notice of its election to do so.  If the Company terminates this Agreement for any reason, the Consultant’s Fee shall be paid up to and including the effective date of the termination.

  4.2. Termination by the Consultant.  The Consultant may terminate this Agreement at any time by giving the Company written notice of his election to do so.  If the Consultant terminates this Agreement for any reason, the Consultant’s Fee shall be paid up to and including the effective date of the termination.

5. Confidential Information

5.1. The Company’s Confidential Information. The Consultant understands, acknowledges and agrees that the Company has acquired, created and developed and will continue to acquire, create and develop proprietary and confidential information regarding its customers, operations, methods of doing business, research and development, know-how, processes, trade secrets, computer programs and models, algorithms, finances (including all non-public financial statements and information), and other proprietary and confidential information belonging to the Company in whatever form, including written, magnetic, electronic and photographic. The Consultant also understands that in the course of the Consultant’s engagement under this Agreement the Consultant will be exposed to and will have the opportunity to learn about the Company’s confidential information. As used in this Agreement, the term, “Confidential Information,” includes all documents, materials, and information concerning the Company, or its existing or prospective clients or customers, that are furnished, made available, or otherwise disclosed to the Consultant by the Company or on its behalf, except information that was or becomes generally available to the public other than as a result of its disclosure by the Consultant.

5.2. Confidentiality Agreement. The Consultant agree to keep all Confidential Information strictly confidential, and to not disclose any Confidential Information to any person for any purpose, except (i) to other employees of the Company as may be required in the course of the Engagement, and (ii) as may be legally required pursuant to paragraph 5.3 below.

5.3 Notice to Company. If I am requested or required by valid legal process (such as subpoena, search warrant or court order) to disclose any information (including any Confidential Information) supplied to or acquired by me in the course of my employment with the Company, the Consultant will immediately notify the Company of receipt of such legal process as far in advance of such disclosure as is possible in order that the Company may seek, at its expense, an appropriate protective order, and the Consultant will make reasonable efforts to cooperate with the Company should it seek such an order.

6. General Provisions

    6.1. Consultant Not Doing Business in US. The Company acknowledges and agrees that (i) the Consultant's negotiation and execution of this Agreement has occurred outside of the jurisdiction of the United States, (ii) the Consultant's performance of this Agreement will occur outside of the jurisdiction of the United States, and (iii) the Consultant's negotiation, execution and performance of this Agreement do not and will not constitute the Consultant's doing business within the jurisdiction of the United States for any purpose whatsoever.

    6.2. Entire Agreement; Modification; Waivers. This Agreement contains the entire agreement of the Company and the Consultant with respect to the Engagement, and supersedes any prior agreements with respect to its subject matter. There are no agreements, understandings or arrangements of the parties with respect to the subject matter of this Agreement that are not contained herein.  This Agreement shall not be modified except by an instrument in writing signed by the parties. No waiver of any provision of this Agreement shall be effective unless made in writing and signed by the party making the waiver. The waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision or any future waiver of the same provision.

    6.3. Notices. All notices given under this Agreement shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) on the second business day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):

If to the Company:

Arrayit Corporation
524 East Weddell Drive
Sunnyvale, California 94089
Attention: Rene' A. Schena
Chief Executive Officer

If to the Consultant:

William L. Sklar
513 Roselawn Avenue
Toronto, Ontario
M5N 1K2
Canada

6.4. Governing Law.  This Agreement shall be governed by, and construed in accordance with the laws of the State of Nevada; provided, however, that if any provision of this Agreement is unenforceable under such law but is enforceable under the laws of the State of California, then California law shall govern the construction and enforcement of that provision.

6.5. Dispute Resolution—Mandatory Arbitration. Any dispute, controversy or claim arising out of or relating to this Agreement or to a breach hereof, including its interpretation, performance or termination, shall be finally resolved by arbitration. The arbitration shall be conducted by three (3) arbitrators, one to be appointed by the Company, one to be appointed by Consultant, and the third to be nominated by the two arbitrators so selected or, if they cannot agree on the third arbitrator, by the President of the American Arbitration Association. In the event any such dispute, controversy or claim involves a claim of damages for fifty-thousand United States dollars ($50,000 U.S.) or less, the arbitration shall be conducted by one
(1) arbitrator appointed by the Company and the Consultant, or if they cannot agree on an arbitrator, by the President of the American Arbitration Association.

6.6. Jurisdiction and Venue.  The Superior Court of the County of Santa Clara sitting in the City of San Jose, California, (the “California Court”) shall have exclusive jurisdiction to hear, adjudicate, decide, determine and enter final judgment in any action, suit, proceeding, case, controversy or dispute, whether at law or in equity or both, and whether in contract or tort or both, arising out of or related to this Agreement, or the construction or enforcement hereof or thereof (any such action, suit, proceeding, case, controversy or dispute, a “Related Action”), that is not subject to or determined by the mandatory arbitration clause set forth in paragraph 6.5 of this Agreement. The Company and the Consultant hereby irrevocably consent and submit to the exclusive personal jurisdiction of the California Courts to hear, adjudicate, decide, determine and enter final judgment in any Related Action. The Company and the Consultant hereby irrevocably waive and agree not to assert any right or claim that it, he or she is not personally subject to the jurisdiction of the California Courts in any Related Action, including any claim of forum non conveniens or that the California Courts are not the proper venue or form to adjudicate any Related Action. If any Related Action is brought or maintained in any court other than the California Courts, then that court shall, at the request of the Company or the Consultant, dismiss that action. Either party may enter a judgment rendered by the California Courts under this Agreement for enforcement in any court having jurisdiction over the party against whom such judgment is taken, and the party against whom such judgment is taken shall not contest the authority of such courts to enforce such a judgment. The prevailing party in any Related Action shall be entitled to recover that party’s reasonable costs of suit, including reasonable attorney’s fees.

6.7 Binding Effect.  This Agreement shall be binding on, and shall inure to the benefit of the company and the Consultant, and their respective successors in interest.

6.8 Construction, Counterparts. This Agreement shall be construed as a whole and in favor of the validity and enforceability of each of its provisions, so as to carry out the intent of the parties as expressed herein. Heading are for the convenience of reference, and the meaning and interpretation of the text of any provision shall take precedence over its heading. This Agreement may be signed in one or more counterparts, each of which shall constitute an original, but all of which, taken together shall constitute one agreement. A faxed copy or photocopy of a party’s signature shall be deemed an original for all purposes.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

The Company:

ARRAYIT CORPORATION

By:_____________________________________
    Rene' A. Schena
    Chief Executive Officer

The Consultant:

By:_____________________________________
    William L. Sklar